                         EXHIBIT 24 - POWER OF ATTORNEY

                                POWER OF ATTORNEY

        Know all by these presents, that the undersigned hereby constitutes and appoints Robert E. Davis, Kenneth Warren, and Steven Raich, and each of them, acting singly, as the undersigned's true and lawful attorney-in-fact to:

(1)   execute for and on behalf of the undersigned, in the undersigned's capacity as holder of securities issued by Installed Building Products,
      Inc. (the "Company"), Forms 3, 4 and 5 in accordance with Section 16(a) of the Securities Exchange Act of 1934 and the rules thereunder;

(2)   do and perform any and all acts for and on behalf of the undersigned which may be necessary or desirable to complete and execute any such Form 3, 4, and 5 or other form or report, and timely file such form or report with the United States Securities and Exchange Commission and any stock exchange or similar authority; and

(3)   take any other action of any type whatsoever in connection with the foregoing which, in the opinion of such attorney-in-fact, may be of benefit to, in the best interest of, or legally required by, the undersigned, it being understood that the documents executed by such attorney-in-fact on behalf of the undersigned pursuant to this Power of
      Attorney shall be in such form and shall contain such terms and conditions as such attorney-in-fact may approve in such attorney-in-fact's discretion.

        The undersigned hereby grants to such attorney-in-fact full power and authority to do and perform any and every act and thing whatsoever requisite, necessary or proper to be done in the exercise of any of the rights and powers herein granted, as fully to all intents and purposes as the undersigned might or could do if personally present, with full power of substitution or revocation, hereby ratifying and confirming all that such attorney-in-fact, or such attorney-in-fact's substitute or substitutes, shall lawfully do or cause to be one by virtue of this power of attorney and the rights and powers herein granted. The undersigned acknowledges that the foregoing attorney-in-fact, in serving in such capacity at the request of the undersigned, is not assuming, nor is the Company assuming, any of the undersigned's responsibilities to comply with Section 16 of the Securities Exchange Act of 1934 or Form 144 in accordance with Rule 144 under the Securities Act of 1933.

        This Power of Attorney shall remain in full force and effect until the undersigned is no longer required to file Forms 3, 4, 5 with respect to the undersigned's holdings of and transactions in securities issued by the Company, unless earlier revoked by the undersigned in a signed writing delivered to the foregoing attorneys-in-fact.

        IN WITNESS WHEREOF, the undersigned has caused this Power of Attorney to be executed as of this 10th day of February, 2014.

                          /s/ Steven G. Raich
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                         Steven G. Raich

                       Cetus Capital II, LLC

                       By: Littlejohn Fund IV, L.P., manager
                       By: Littlejohn Associates IV, L.L.C., its general partner

                       Name:    /s/ Robert E. Davis
                             ------------------------------------
                       By:   Robert E. Davis, authorized signatory

                       Littlejohn Fund IV, L.P.

                       By: Littlejohn Associates IV, L.L.C., its general partner

                       Name:    /s/ Robert E. Davis
                             ------------------------------------
                       By:   Robert E. Davis, authorized signatory

                       Littlejohn Associates IV, L.L.C.

                       Name:    /s/ Robert E. Davis
                             ------------------------------------
                       By:   Robert E. Davis, authorized signatory